Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
GOODWILL
15.	GOODWILL

	As at December 31
	2023	2024	2024
	RMB	RMB	US$

Cost	24,694	24,694	3,383
Accumulated impairment	-	-	-

Total	24,694	24,694	3,383

The carrying amount of goodwill as at December 31, 2023 and 2024 was all allocated to the cash-generating unit (“CGU”) of Healthquest Pharma.

Impairment testing of goodwill

The recoverable amount of the cash-generating unit has been determined based on a value in use calculation using cash flow projections approved by senior management. The cash flows of the unit are projected based on the forecasted sales of the new drug after the approval of new drug application (“NDA”) and within the patent protection period. No revenue nor cash flow has been forecasted after the expiration of the patent.

Assumptions were used in the value in use calculation of the cash-generating unit for the reporting period.

The following describes each key assumption on which management has based its cash flow projections to undertake impairment testing of goodwill:

Discount rate - The discount rate applied to the cash flow projections was 24.20% as at December 31, 2024 (December 31, 2023: 17.54%). The discount rate used is before tax and reflects specific risks relating to the relevant unit.

Expected revenue – The revenue is based on the business strategy and management’s expectation for the market development.

The values assigned to the key assumptions are consistent with external information sources. The management believes that any reasonably possible change in any of the key assumptions on which the recoverable amount is based would not cause the cash-generating unit’s carrying amount to exceed its recoverable amount.